November 16, 2007

Dear Shareholder:

The Board of Trustees of Phoenix Asset Trust (“Asset Trust”) has approved the reorganization of Phoenix Rising Dividends Fund (“Rising Dividends”) into Phoenix Growth & Income Fund (“Growth & Income”), a series of Phoenix Equity Series Fund. Growth & Income’s investment objective is similar to that of Rising Dividends. The reorganization is expected to be completed on or about November 16, 2007. Once the reorganization is completed, you will become a shareholder of Growth & Income and will receive shares of the corresponding class of Growth & Income with an aggregate net asset value equal to the aggregate net asset value of your investment in Rising Dividends. No sales charge will be imposed in connection with the reorganization. Rising Dividends will pay all costs of the reorganization.

The Board of Trustees of Asset Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger fund with a stronger performance history. The Board of Trustees has carefully considered and has unanimously approved the reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of Rising Dividends and its shareholders.

You are not being asked to vote on, or take any other action in connection with, the reorganization.

If you have any questions, please call (800) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, and Friday until 5:00 p.m.

Sincerely,

George R. Aylward

President

Phoenix Investment Partners, Ltd.

56 Prospect Street P.O. Box 150480 Hartford, CT 06115-0480	860 403 5000 Phone www.phoenixinvestment.com

Securities distributed by Phoenix Equity Planning Corporation, Member NASD. 860 403 5000

ACQUISITION OF ASSETS OF

PHOENIX RISING DIVIDENDS FUND

a series of

Phoenix Asset Trust

c/o Phoenix Equity Planning Corporation

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

BY AND IN EXCHANGE FOR SHARES OF

PHOENIX GROWTH & INCOME FUND

a series of

Phoenix Equity Series Fund

c/o Phoenix Equity Planning Corporation

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

PROSPECTUS/INFORMATION STATEMENT

DATED NOVEMBER 16, 2007

This Prospectus/Information Statement is being furnished in connection with the reorganization of Phoenix Rising Dividends Fund (“Rising Dividends”), a series of Phoenix Asset Trust (“Asset Trust”), into the Phoenix Growth & Income Fund (“Growth & Income”), a series of Phoenix Equity Series Fund (“Equity Series”). This Prospectus/Information Statement is being mailed on or about November 19, 2007.

THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

GENERAL

The Board of Trustees of Asset Trust has approved the reorganization of Rising Dividends into Growth & Income. Rising Dividends and Growth & Income are sometimes referred to respectively in this Prospectus/Information Statement individually as a “Fund” and collectively as the “Funds.”

In the reorganization, all of the assets of Rising Dividends will be acquired by Growth & Income in exchange for Class A, Class B, Class C and Class I shares of Growth & Income, and Growth & Income will assume all of the liabilities of Rising Dividends (the “Reorganization”). Class A, Class B, Class C and Class I shares of Growth & Income will be distributed to each shareholder in liquidation of Rising Dividends, and Rising Dividends will be terminated as a series of Asset Trust. You will then hold that number of full and fractional shares of Growth & Income which have an aggregate net asset value equal to the aggregate net asset value of your shares of Rising Dividends.

Rising Dividends is a separate diversified series of Asset Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Growth & Income is a separate diversified series of Equity Series, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Rising Dividends is similar to that of Growth & Income, as follows:

Fund	Investment Objective
Rising Dividends	Long-term capital appreciation, with dividend income a secondary consideration.
Growth & Income	Capital appreciation and current income.

There are some differences in the investment strategies for Rising Dividends and Growth & Income. Growth & Income uses a quantitative strategy while Rising Dividends uses a fundamental investment strategy. Rising Dividends invests in common stocks of recognized companies of any size, although it invests principally in companies with market capitalization of $500 million or more, while Growth & Income selects securities from the 1,500 largest capitalized stocks and its market capitalization range was $1.2 billion to $513.4 billion as of September 30, 2007. Rising Dividends may also have significant investments in equity securities of companies in a limited number of sectors, particularly the financial services sector.

This Prospectus/Information Statement explains concisely the information about Growth & Income that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about Rising Dividends:	How to Obtain this Information:

Prospectus of Asset Trust relating to Rising Dividends, dated May 1, 2007, as amended

Statement of Additional Information of Asset Trust relating to Rising Dividends, dated May 1, 2007, as amended

Annual Report of Asset Trust relating to Rising Dividends for the year ended December 31, 2006

Semi-Annual Report of Asset Trust relating to Rising Dividends for the period ended June 30, 2007

Copies are available upon request and without charge if you:

•       Visit www.PhoenixFunds.com on the internet; or

•       Write to Phoenix Equity Planning Corporation, One American Row, P.O. Box 150480, Hartford, CT 06115-0480; or

•       Call (800) 243-1574 toll-free.

Information about Growth & Income:	How to Obtain this Information:

Prospectus of Equity Series relating to Growth & Income, dated November 13, 2007, which accompanies this Prospectus/Information Statement

Statement of Additional Information of Equity Series relating to Growth & Income, dated November 13, 2007

Annual Report of Equity Series relating to Growth & Income for the year ended August 31, 2007

Copies are available upon request and without charge if you:

•       Visit www.PhoenixFunds.com on the internet; or

•       Write to Phoenix Equity Planning Corporation, One American Row, P.O. Box 150480, Hartford, CT 06115-0480; or

•       Call (800) 243-1574 toll-free.

Information about the Reorganization:	How to Obtain this Information:
Statement of Additional Information dated November 16, 2007, which relates to this Prospectus/Information Statement and the Reorganization

Copies are available upon request and without charge if you:

•        Write to Phoenix Equity Planning Corporation, One American Row, P.O. Box 150480, Hartford, CT 06115-0480; or

•        Call (800) 243-1574 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to Rising Dividends contained in the Prospectus of Asset Trust dated May 1, 2007 (SEC File No. 811-07705) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) Information relating to Growth & Income contained in the Prospectus of Equity Series dated November 13, 2007 (SEC File No. 811-08245) also is incorporated by reference in this document. The Statement of Additional Information dated November 16, 2007 relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of Asset Trust relating to Rising Dividends for the year ended December 31, 2006, and the six month period ended June 30, 2007, financial statements of Equity Series relating to Growth & Income for the year ended August 31, 2007 and pro forma financial statements of Equity Series relating to Growth & Income for the twelve month period ended August 31, 2007, is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in Growth & Income:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBITS.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Information Statement as Exhibit A.

Why is the Reorganization occurring?

The proposed reorganization will allow shareholders of Rising Dividends to own a fund that is similar in objective, but has a greater amount of assets and a better performance record. Growth & Income has a similar investment objective and its performance for the year-to-date and for the one- and three-year periods year ended June 30, 2007 has exceeded that of Rising Dividends. Total fund operating expenses for Rising Dividends are lower than the current gross fund operating expenses for Growth & Income, but Growth & Income’s investment adviser has contractually agreed to limit the total net fund expenses until December 31, 2007, and the waiver will be voluntarily extended until December 31, 2008, to a level below what is currently effective for Rising Dividends. The voluntary expense limits may be discontinued at any time after December 31, 2007. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower expenses for Growth & Income as assets grow, which should benefit shareholders of Rising Dividends.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the transfer in-kind of all of the assets of Rising Dividends to Growth & Income in exchange for Class A, Class B, Class C and Class I shares of Growth & Income;

•	the assumption by Growth & Income of all of the liabilities of Rising Dividends;

•	the liquidation of Rising Dividends by the distribution of Class A, Class B, Class C and Class I shares of Growth & Income to Rising Dividends’ shareholders; and

•	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about November 16, 2007.

After the Reorganization, what shares of Growth & Income will I own?

If you own Class A, Class B, Class C or Class I shares of Rising Dividends, you will own Class A, Class B, Class C or Class I shares, respectively, of Growth & Income. The new shares you receive will have the same total value as your shares of Rising Dividends, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

It is anticipated that the Reorganization will offer you better operating efficiencies. Upon the reorganization of Rising Dividends into Growth & Income, operating efficiencies may be achieved by Growth & Income because it will have a greater level of assets. As of September 30, 2007, Rising Dividends’ assets were approximately $53.3 million and Growth & Income’s assets were approximately $273.3 million. It is believed that a larger, combined Fund will have a greater likelihood of gaining additional assets, which may lead to greater economies of scale. Total fund operating expenses for Class A, Class B and Class C shares of Rising Dividends are 1.32%, 2.11% and 2.11%, respectively, while current total operating expenses for the Class A, Class B and Class C shares of Growth & Income are 1.42%, 2.17% and 2.17%, respectively, which will be reduced due to the expense limit observed by Growth & Income’s investment adviser.

After the Reorganization the value of your shares will depend on the performance of Growth & Income rather than that of Rising Dividends. The Board of Trustees of each of Asset Trust and Equity Series believes that the Reorganization will benefit both Rising Dividends and Growth & Income. The costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, will be paid by Rising Dividends.

Like Rising Dividends, Growth & Income will declare and pay dividends from net investment income semiannually and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class B, Class C and Class I shares of Growth & Income or distributed in cash, if you have so elected.

The Trustees of Asset Trust and Equity Series, including the Trustees who are not “interested persons” as such term is defined in the 1940 Act (the “Disinterested Trustees”), have concluded that the Reorganization would be in the best interest of their respective shareholders, and that their interests will not be diluted as a result of the Reorganization.

Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A, Class B, Class C and Class I shares, as applicable, of Growth & Income in the same manner as you did for your shares of Rising Dividends before the Reorganization. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

The investment objective of Rising Dividends is similar to that of Growth & Income. Growth & Income’s quantitative investment strategy and Rising Dividends fundamental investment strategy have led to a similar portfolio composition for both Funds. The investment objective of each Fund is non-fundamental, which means that it may be changed by vote of the Trustees, without shareholder approval. In addition, no shareholder approval is required where, as here, the investment objective of a selling fund (Rising Dividends) is not materially different from the investment objective of a surviving fund (Growth & Income).

The following tables summarize a comparison of Rising Dividends and Growth & Income with respect to their investment objectives and principal investment strategies, as set forth in the respective Prospectuses and Statements of Additional Information relating to the Funds.

Rising Dividends

Investment Objective	Long-term capital appreciation, with dividend income a secondary consideration.

Principal Investment Strategies	Under normal circumstances, invests in common stocks of recognized companies of any size, although the Fund invests principally in companies that have a market capitalization of $500 million or more.

Uses a strategy emphasizing investment in companies that have consistently increased their dividends over time.

May have significant investments in the financial services sector, with a weighting that will generally represent 25% to 50% of the Fund. Other than financial services, the Fund’s sector weightings, as measured relative to the Standard & Poor’s 500® Index (“S&P 500® Index”), will be plus or minus 20 percentage points.

Generally, invests in approximately 50 to 125 securities at any given time.

Growth & Income

Investment Objective	Capital appreciation and current income.

Principal Investment Strategies	Invests in equity securities, primarily common stocks. Under normal circumstances, will invest at least 65% of its assets in common stocks; however, the Adviser intends to invest nearly all the assets in common stocks, rather than holding significant amounts of cash and short-term investments.

Uses a quantitative approach coupled with fundamental analysis in its equity securities selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. As of September 30, 2007, the market capitalization range of the pool of securities from which the fund selects its investments was $1.2 billion to $513.4 billion. The Adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500® Index.

The principal risks of investing in Growth & Income are substantially similar to those of investing in Rising Dividends. They include:

•

Equity securities risk—generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Large market capitalization risk—companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Small and medium market capitalization risk—companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

•

Value stock risk—value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

For Growth & Income only:

•

Growth stock risk—because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

For Rising Dividends only:

•

Sector investing risk—to the extent the Fund invests a significant portion of its equity portfolio in one or more market sectors at any time, the Fund may be subject to additional risk. Securities in other sectors may provide greater investment return in certain market conditions as compared with the companies in the sector(s) in which the Fund was invested. Moreover, conditions that negatively affect the sector(s) in which the Fund has invested will have a greater impact on the Fund as compared with a fund that is not significantly invested in such sector(s).

The Funds may invest a portion of their assets in cash, cash equivalents such as U.S. Government securities, money market instruments, or high-grade commercial paper as a temporary defensive strategy when adverse market conditions warrant doing so. This strategy would be employed only in seeking to avoid losses, and in such instances, a Fund may not achieve its investment objective.

For a detailed discussion of the Funds’ risks, see the section entitled “Risks” below.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

Although Rising Dividends and Growth & Income have similar investment objectives and portfolio holdings, certain securities held by Rising Dividends may be sold after the Reorganization in order to comply with the investment practices of Growth & Income in connection with the Reorganization. For any such sales, the transaction costs will be borne by Growth & Income. Such costs are ultimately borne by the Fund’s shareholders.

How do the Funds’ fees and expenses compare?

Rising Dividends offers four classes of shares (Class A, Class B, Class C and Class I). Growth & Income also offers Class A, Class B, Class C and Class I Shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class B, Class C and Class I shares of each of the Funds. Because Class I shares of Growth & Income have been in existence only since November 13, 2007, no expense information is provided for this share class. The table entitled “Growth & Income Pro Forma” shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the Class A, Class B, Class C and Class I shares of Rising Dividends and Growth & Income set forth in the following tables and in the examples are based on the expenses for Rising Dividends for the twelve month period ended December 31, 2006 and Growth & Income for the twelve month period ended August 31, 2007. The amounts for Class A, Class B, Class C and Class I shares of Growth & Income (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Growth & Income would have been for the twelve month period ended August 31, 2007, assuming the Reorganization had taken place on September 1, 2006.

Shareholder Fees (fees paid directly from your investment)

	Rising Dividends		Growth & Income		Growth & Income (Pro Forma)
	Class A		Class A		Class A
Maximum Sales Charge (Load) Imposed on a Purchase (as a percentage of offering price)	5.75%		5.75%		5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	*	None	*	None	*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

*	A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

Fees and Expenses (as a percentage of average daily net assets)

	Rising Dividends	Growth & Income		Growth & Income (Pro Forma)
	Class A	Class A		Class A
Management Fees	0.75%	0.75%		0.75%
Distribution and Shareholder Servicing (12b-1) Fees(1)	0.21%	0.25%		0.25%
Other Expenses	0.36%	0.42%		0.33%
Total Annual Fund Operating Expenses(2)	1.32%	1.42	%(3)	1.33	%(3)

Shareholder Fees (fees paid directly from your investment)

	Rising Dividends		Growth & Income		Growth & Income (Pro Forma)
	Class B		Class B		Class B
Maximum Sales Charge (Load) Imposed on a Purchase (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	5.00	%**	5.00	%**	5.00	%**
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

**	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. For purposes of calculating the time period held, Class B Shares purchased in any month are considered purchased on the last day of the preceding month.

Fees and Expenses (as a percentage of average daily net assets)

	Rising Dividends	Growth & Income		Growth & Income (Pro Forma)
	Class B	Class B		Class B
Management Fees	0.75%	0.75%		0.75%
Distribution and Shareholder Servicing (12b-1) Fees(1)	1.00%	1.00%		1.00%
Other Expenses	0.36%	0.42%		0.33%
Total Annual Fund Operating Expenses(2)	2.11%	2.17	%(3)	2.08	%(3)

Shareholder Fees (fees paid directly from your investment)

	Rising Dividends		Growth & Income		Growth & Income (Pro Forma)
	Class C		Class C		Class C
Maximum Sales Charge (Load) Imposed on a Purchase (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00	%***	1.00	%***	1.00	%***
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None

***	The deferred sales charge is imposed on Class C Shares redeemed during the first year only. For purposes of calculating the time period held, Class C Shares are considered purchased on the trade date.

Fees and Expenses (as a percentage of average daily net assets)

	Rising Dividends	Growth & Income		Growth & Income (Pro Forma)
	Class C	Class C		Class C
Management Fees	0.75%	0.75%		0.75%
Distribution and Shareholder Servicing (12b-1) Fees(1)	1.00%	1.00%		1.00%
Other Expenses	0.36%	0.42%		0.33%
Total Annual Fund Operating Expenses(2)	2.11%	2.17	%(3)	2.08	%(3)

Shareholder Fees (fees paid directly from your investment)

	Rising Dividends	Growth & Income	Growth & Income (Pro Forma)
	Class I	Class I	Class I
Maximum Sales Charge (Load) Imposed on a Purchase (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Fees and Expenses (as a percentage of average daily net assets)

	Rising Dividends	Growth & Income	Growth & Income (Pro Forma)
	Class I	Class I	Class I
Management Fees	0.75%	—	0.75%
Distribution and Shareholder Servicing (12b-1) Fees(1)	None	—	None
Other Expenses	0.36%	—	0.33%
Total Annual Fund Operating Expenses(2)	1.11%	—	1.08	%(3)

(1)	Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the FINRA.
(2)	Expenses have been restated to reflect current fee structures.
(3)	Growth & Income’s Adviser has contractually agreed to limit total operating expenses (excluding interest, taxes and extraordinary expenses) through December 31, 2007, so that such expenses do not exceed 1.25% for Class A Shares, 2.00% for Class B Shares, 2.00% for Class C Shares and 1.00% for Class I Shares. The Adviser will voluntarily extend these expense limitations until December 31, 2008 and may discontinue these expense reimbursements in the future. Effective August 23, 2007, the Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. Each Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ended 2010:

Growth & Income $7,033

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Funds and Growth & Income Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses*

	Rising Dividends
	One Year	Three Years	Five Years	Ten Years
Class A	$703	$972	$1,262	$2,084
Class B	$611	$852	$1,119	$2,219
Class C	$311	$652	$1,119	$2,410
Class I	$110	$343	$595	$1,317

	Growth & Income
	One Year	Three Years	Five Years	Ten Years
Class A	$711	$998	$1,307	$2,179
Class B	$620	$879	$1,164	$2,313
Class C	$320	$679	$1,164	$2,503

	Growth & Income Pro Forma
	One Year	Three Years	Five Years	Ten Years
Class A	$703	$972	$1,262	$2,084
Class B	$611	$852	$1,119	$2,219
Class C	$311	$652	$1,119	$2,410
Class I	$110	$343	$595	$1,317

You would pay the following expenses if you did not redeem your shares:

	Rising Dividends
	One Year	Three Years	Five Years	Ten Years
Class B	$211	$652	$1,119	$2,219
Class C	$211	$652	$1,119	$2,410

	Growth & Income
	One Year	Three Years	Five Years	Ten Years
Class B	$220	$679	$1,164	$2,313
Class C	$220	$679	$1,164	$2,503

	Growth & Income Pro Forma
	One Year	Three Years	Five Years	Ten Years
Class B	$211	$652	$1,119	$2,219
Class C	$211	$652	$1,119	$2,410

*	Expenses have been restated to reflect current fee structures.

How do the Funds’ performance records compare?

The following charts show how the Class I shares of Rising Dividends and the Class A shares of Growth & Income have performed in the past. The Class I shares of Rising Dividends commenced operations on May 1, 1995, and the Class A, Class B and Class C shares commenced operations on August 30, 2002. The Class A, Class B, and Class C shares of Growth & Income commenced operations on September 25, 1997, while the Class I shares commenced operations on November 13, 2007. Past performance, before and after taxes, is not an indication of future results.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss in each full calendar year for the Class I shares of Rising Dividends and the Class A shares of Growth & Income.

These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund’s return, as applicable, has varied from year-to-year. These charts include the effects of Fund expenses. Each Fund’s average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

Rising Dividends

30.99%	14.14%	16.33%	-2.00%	-11.03%	-17.25%	18.45%	4.76%	-1.19%	11.85%
97	98	99	00	01	02	03	04	05	06

High Quarter: 2nd - 1997 +16.43%

Low Quarter: 3rd - 2002 -15.98%

Year-to-date Performance (through September 30, 2007) is -2.87%

Growth & Income

30.87%	18.69%	-6.57%	-8.65%	-22.95%	27.30%	10.33%	4.46%	16.97%
98	99	00	01	02	03	04	05	06

High Quarter: 4th - 1998 +22.52%

Low Quarter: 3rd - 2002 -17.73%

Year-to-date performance (through September 30, 2007) is 8.27%

The next set of tables lists the average annual total return by class of Rising Dividends for, as applicable, the past one, five and ten years and since inception, and of Growth & Income (except for its Class I shares) for the past one and five years and since inception (through December 31, 2006). Class I shares of Growth & Income have been in existence only since November 13, 2007, so no performance history is available for this share class. The after-tax returns shown are for Class I shares of Rising Dividends and Class A shares of Growth & Income; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the periods ended 12/31/2006)(1)

Rising Dividends	1 Year Ended 12/31/06	5 Years Ended 12/31/06	10 Years Ended 12/31/06	Since Inception (Class A, Class B and Class C)
Class I shares
Return Before Taxes	11.85%	2.56%	5.58%	—
Return After Taxes on Distributions(2)	11.67%	2.40%	4.71%	—
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	7.93%	2.15%	4.51%	—
Class A shares				8/30/02
Return Before Taxes	5.18%	—	—	4.93%
Class B shares				8/30/02
Return Before Taxes	6.80%	—	—	5.19%
Class C shares				8/30/02
Return Before Taxes	10.79%	—	—	5.58%
S&P 500 Index	15.78%	6.19%	8.44%	12.65%

Growth & Income	1 Year Ended 12/31/06	5 Years Ended 12/31/06	Since Inception
Class A shares			9/25/97
Return Before Taxes	10.25%	4.50%	6.10%
Return After Taxes on Distributions(2)	10.12%	4.41%	5.93%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	6.84%	3.86%	5.26%
Class B shares			9/25/97
Return Before Taxes	12.07%	4.95%	5.98%
Class C shares			9/25/97
Return Before Taxes	16.14%	4.97%	5.99%
S&P 500 Index	15.78%	6.19%	6.15%

(1)	Each Fund’s average annual returns in the tables above reflect the deduction of the maximum sales charge for an investment in the Fund’s Class A shares and a full redemption in the Fund’s Class B and Class C shares.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium- sized companies and is often used to indicate the performance of the overall stock market. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

For a detailed discussion of the manner of calculating total return, please see the Funds’ Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about Growth & Income is also contained in management’s discussion of Growth & Income’s performance, which appears in the most recent Annual Report of the Equity Series relating to Growth & Income.

Who will be the Adviser of my Fund after the Reorganization? What will the advisory fees be after the Reorganization?

Management of the Funds

The overall management of Rising Dividends and Growth & Income is the responsibility of, and is supervised by, the respective Boards of Trustees of Asset Trust and Equity Series.

Adviser

Phoenix Investment Counsel, Inc. (the “Adviser” or “PIC”) is the investment adviser for Growth & Income and is responsible for managing the Fund’s investment program, the general operations of the Fund and the day-to-day management of the Fund’s portfolio.

Facts about the Adviser:

•	The Adviser is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment adviser for over 70 years.

•	The Adviser acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients, with assets under management of approximately $1.7 billion as of September 30, 2007.

•	The Adviser is located at 56 Prospect Street, Hartford, Connecticut 06115.

Portfolio Management

Steven L. Colton manages the Fund’s portfolio and has overall responsibility for the day-to-day management of the fund’s investments.

Mr. Colton has served as portfolio manager of the Fund since 1997. He also serves as portfolio manager for the Phoenix Balanced Fund, Phoenix Income & Growth Fund and Phoenix Worldwide Strategies Fund (domestic portion). Mr. Colton is a Senior Vice President and Senior Portfolio Manager of PIC (since June 2006) and was Senior Vice President and Senior Portfolio Manager of Engemann Asset Management (“Engemann”), an affiliate of PIC (January 2005 to October 2006). Prior to joining Engemann, Mr. Colton was Managing Director, Senior Portfolio Manager of PIC (1997-2005).

Please refer to the Statement of Additional Information for additional information about Growth & Income’s portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of Growth & Income.

Advisory Fees

For its management and supervision of the daily business affairs of Growth & Income, the Adviser is entitled to receive a monthly fee that is accrued daily against the value of Growth & Income’s net assets at the following annual rates:

First $1 billion	0.75%
$1+ billion through $2 billion	0.70%
Over $2 billion	0.65%

What will be the primary federal tax consequences of the Reorganization?

Prior to or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization contemplated by the Plan shall, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that Rising Dividends and Growth & Income each will be a “party to a reorganization,” within the meaning of section 368(b) of the Code.

As a result, for federal income tax purposes, no gain or loss will be recognized by Rising Dividends or its shareholders as a result of receiving shares of Growth & Income in connection with the Reorganization. The aggregate tax basis and holding period of the shares of Growth & Income that are received by the shareholders of Rising Dividends will be the same as the aggregate tax basis and holding period of the shares of Rising Dividends previously held by such shareholders, provided that such shares of Rising Dividends are held as capital assets. In addition, no gain or loss will be recognized by Growth & Income upon the receipt of the assets of Rising Dividends in exchange for shares of Growth & Income and the assumption by Growth & Income of Rising Dividends’ liabilities, and the holding period and tax basis of the assets of Rising Dividends in the hands of Growth & Income as a result of the Reorganization will be the same as in the hands of Rising Dividends immediately prior to the Reorganization.

RISKS

Are the risk factors for the Funds similar?

Yes. The risk factors are similar due to the similar investment objectives and the investment styles of the Funds. The risks of Growth & Income are described in greater detail in that Fund’s Prospectus.

What are the primary risks of investing in each Fund?

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.

Each of the Funds is subject to Equity Securities Risk.
Rising Dividends	Under normal circumstances, invests in common stocks of recognized companies.

Growth & Income	Invests in equity securities, primarily common stocks. Under normal circumstances, will invest at least 65% of its assets in common stocks.

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

Each of the Funds is subject to Market Capitalization Risk.
Rising Dividends	Invests in common stocks of recognized companies of any size, although it invests principally in companies that have a market capitalization of $500 million or more.

Growth & Income	Invests in the stocks of the 1,500 largest capitalized companies.

Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations. Investments in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Each of the Funds is subject to Value Stock Risk.
Rising Dividends	Looks for holdings with an attractive valuation.

Growth & Income	The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors.

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. A Fund may also employ a combination of styles that impact its risk characteristics. An example of a different investment style includes value investing. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value-oriented funds will typically underperform when growth investing is in favor.

Are there any other risks of investing in the Funds?

Growth & Income is subject to Growth Stock Risk.

Growth Stock Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An example of a different investment style includes growth stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

Rising Dividends is subject to Sector Investing Risk.

Sector Investing Risk

To the extent the Fund invests a significant portion of its equity portfolio in one or more market sectors at any time, the Fund may be subject to additional risk. Securities in other sectors may provide greater investment return in certain market conditions as compared with the companies in the sectors in which the Fund was invested. Moreover, conditions that negatively affect the sectors in which the Fund has invested will have a greater impact on the Fund as compared with a fund that is not significantly invested in such sectors.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

Both Funds have a similar investment objective. The proposed Reorganization will allow shareholders of Rising Dividends to own a fund that is similar in style, and with a greater amount of assets. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower expenses for Growth & Income, which should benefit shareholders of Rising Dividends.

At a Board meeting held on August 22, 2007, the Board of Trustees of Asset Trust, on behalf of Rising Dividends, considered and unanimously approved the Reorganization. They determined that the Reorganization was in the best interests of Rising Dividends and its shareholders, and that the interests of the existing shareholders of Rising Dividends will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Board of Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Board of Trustees noted that Growth & Income has a similar investment objective as Rising Dividends and its performance for the year-to-date and for the one- and three-year periods ended June 30, 2007 has exceeded that of Rising Dividends. In addition, Growth & Income’s Adviser has contractually agreed to limit the total net fund expenses until December 31, 2007, and the waiver will be voluntarily extended until December 31, 2008, to a level below those currently effective for Rising Dividends. The voluntary expense limits may be discontinued at any time after December 31, 2007.

The Board of Trustees considered the relative asset size of each Fund. As of September 30, 2007, Rising Dividends’ assets were approximately $53.3 million and Growth & Income’s assets were approximately $273.3 million.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•

the fact that the management fee of and total expenses of Growth & Income will be comparable to those of Rising Dividends on a pro forma basis, due to voluntary expense reimbursement arrangements with the Adviser through December 31, 2008;

•	the fact that Rising Dividends and Growth & Income have similar investment objectives and principal investment strategies;

•	the fact that Rising Dividends will bear the expenses incurred by the Funds in connection with the Reorganization;

•	the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds;

•	the fact that Growth & Income will assume all of the liabilities of Rising Dividends;

•	the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

•	alternatives available to shareholders of Rising Dividends, including the ability to redeem their shares.

During their consideration of the Reorganization, the Board of Trustees of Asset Trust met with counsel for the Disinterested Trustees regarding the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Board of Trustees of Asset Trust concluded that the proposed Reorganization would be in the best interests of Rising Dividends and its shareholders. Consequently, they unanimously approved the Plan.

The Board of Trustees of Equity Series has also unanimously approved the Plan on behalf of Growth & Income.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

The Plan provides that all of the assets of Rising Dividends will be acquired by Growth & Income in exchange for Class A, Class B, Class C and Class I shares of Growth & Income and the assumption by Growth & Income of all of the liabilities of Rising Dividends on or about November 16, 2007, or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, Rising Dividends will endeavor to discharge all of its known liabilities and obligations. Rising Dividends will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

At or prior to the Closing Date, Rising Dividends will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund’s net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional shares of each class of Growth & Income to be received by the shareholders of Rising Dividends will be determined by multiplying the respective outstanding class of shares of Rising Dividends by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Rising Dividends by the net asset value per share of the respective class of shares of Growth & Income. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

Phoenix Equity Planning Corporation (“PEPCO”), the administrator for both Funds, will compute the value of each Fund’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Growth & Income, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

Immediately after the transfer of its assets to Growth & Income, Rising Dividends will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Growth & Income received by Rising Dividends. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Rising Dividends’ shareholders on Growth & Income’s share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Growth & Income due to Rising Dividends’ shareholders. All issued and outstanding shares of Rising Dividends will be canceled. The shares of Growth & Income to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Rising Dividends will be terminated.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, accuracy of various representations and warranties and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of the Funds; (b) by either Fund if the Reorganization has not occurred on or before March 31, 2008 or (c) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

If the Reorganization is not consummated, PIC or one of its affiliates will pay the expenses incurred by the Funds in connection with the Reorganization. In such event, no portion of the expenses will be borne directly or indirectly by Rising Dividends, Growth & Income or their shareholders.

If the Reorganization is not consummated, the Board of Trustees of Asset Trust will consider other possible courses of action which may be in the best interests of Rising Dividends shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, Rising Dividends and Growth & Income will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan will, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Code, and that Rising Dividends and Growth & Income each will be a “party to a reorganization,” within the meaning of section 368(b) of the Code.

As a result:

1.	No gain or loss will be recognized by Growth & Income upon the receipt of the assets of Rising Dividends solely in exchange for the shares of Growth & Income and the assumption by Growth & Income of the liabilities of Rising Dividends;

2.	No gain or loss will be recognized by Rising Dividends on the transfer of its assets to Growth & Income in exchange for Growth & Income’s shares and the assumption by Growth & Income of the liabilities of Rising Dividends or upon the distribution of Growth & Income’s shares to Rising Dividends’ shareholders in exchange for their shares of Rising Dividends;

3.	No gain or loss will be recognized by Rising Dividends’ shareholders upon the exchange of their shares of Rising Dividends for shares of Growth & Income in liquidation of Rising Dividends;

4.	The aggregate tax basis of the shares of Growth & Income received by each shareholder of Rising Dividends pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Rising Dividends held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Growth & Income received by each shareholder of Rising Dividends will include the period during which the shares of Rising Dividends exchanged therefor were held by such shareholder (provided that the shares of Rising Dividends are held as capital assets on the date of the Reorganization); and

5.	The tax basis of the assets of Rising Dividends acquired by Growth & Income will be the same as the tax basis of such assets to Rising Dividends immediately prior to the Reorganization, and the holding period of such assets in the hands of Growth & Income will include the period during which the assets were held by Rising Dividends.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, Rising Dividends would recognize gain or loss on the transfer of its assets to Growth & Income and each shareholder of Rising Dividends would recognize a taxable gain or loss equal to the difference between its tax basis in its Rising Dividends shares and the fair market value of the shares of Growth & Income it received.

Pro-forma Capitalization

The following table sets forth the capitalization of Rising Dividends and Growth & Income as of August 31, 2007, and the capitalization of Growth & Income on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.915 Class A shares, 0.946 Class B shares, 0.945 Class C shares and 0.917 Class I shares of Growth & Income for each Class A, Class B, Class C and Class I share, respectively, of Rising Dividends.

Capitalization of Rising Dividends, Growth & Income and

Growth & Income (Pro Forma) *

	Rising Dividends	Growth & Income	Adjustments	Growth & Income Pro-forma (After Reorganization)
Net Assets
Class A	$7,701,751	$188,479,042		$196,180,793
Class B	$1,706,878	$24,731,293		$26,438,171
Class C	$1,558,134	$53,854,040		$55,412,174
Class I	$43,815,888	—		$43,815,888
Total Net Assets	$54,782,651	$267,064,375		$321,847,026
Net Asset Value Per Share
Class A	$16.54	$18.08		$18.08
Class B	$16.37	$17.31		$17.31
Class C	$16.36	$17.31		$17.31
Class I	$16.59	—		$18.08
Shares Outstanding
Class A	465,577	10,422,611	(39,682)	10,848,506
Class B	104,277	1,429,124	(5,643)	1,527,758
Class C	95,223	3,111,337	(5,204)	3,201,356
Class I	2,641,090	—	(218,136)	2,422,954

Total Shares Outstanding	3,306,167	14,963,072	(268,665)	18,000,574

*	Table reflects $45,000 of estimated merger related expenses.

The table set forth above should not be relied upon to calculate the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Distribution of Shares

PEPCO, an affiliate of The Phoenix Companies, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds’ shares. PEPCO distributes the Funds’ shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Growth & Income is authorized to issue four classes of shares: Class A, Class B, Class C and Class I. Rising Dividends also currently offers Class A, Class B, Class C and Class I shares. Each Class has a separate distribution arrangement and bears its own distribution expenses, if any.

In the proposed Reorganization, shareholders of Rising Dividends owning Class A, Class B, Class C or Class I shares will receive Class A, Class B, Class C or Class I shares, respectively, of Growth & Income. Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if the shares are redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. If you acquire Class A shares as a result of the Reorganization, you will continue to be subject to a deferred sales charge upon subsequent redemption to the same extent as if you had continued to hold your shares of Rising Dividends. Class A shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class A shares of Growth & Income under which the Fund may pay a service fee at an annual rate which may not exceed 0.25% of average daily net assets attributable to the Class.

Class B shares are sold with a contingent deferred sales charge (“CDSC”) which ranges from 5.00% to 2.00% if shares are redeemed within 5 years of their purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class B shares acquired as a result of the Reorganization, the length of time you hold shares in Growth & Income will be added to the length of time you held shares in Rising Dividends. If you acquire Class B shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Rising Dividends. Class B shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class B shares of Growth & Income under which the Fund may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Reorganization to shareholders of Rising Dividends will convert to Class A shares, such shares will be deemed to have been purchased as of the date the Class B shares of Rising Dividends were originally purchased.

Class C shares are sold without a front-end sales charge and are subject to a 1.00% CDSC if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Growth & Income will be added to the length of time you held shares in Rising Dividends. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Rising Dividends. Class C shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class C shares of Growth & Income under which the Fund may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class. Class C shares do not convert to any other class of shares. Class C shares issued to shareholders of Rising Dividends in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

Class I shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class I shares of the Funds.

In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A, Class B, Class C and Class I shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to Growth & Income.

Purchase and Redemption Procedures

Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements, see “Your Account” and “How to Buy Shares” in each Fund’s Prospectus. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, is contained in each Fund’s Prospectus. Each Fund may involuntarily redeem shareholders’ accounts that have a balance below $200, subject to sixty-days written notice. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

Rising Dividends and Growth & Income currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix Funds.

On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds’ exchange privileges is contained in the Funds’ Prospectuses.

Dividend Policy

The Funds distribute net investment income semiannually. Both Funds distribute net realized capital gains, if any, at least annually.

All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds’ Prospectuses for further information concerning dividends and distributions.

Each Fund has qualified, and Growth & Income intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Rising Dividends is a series of Asset Trust, a diversified open-end management investment company registered with the SEC under the 1940 Act and organized as a Delaware statutory trust. Growth & Income is a series of Equity Series, a diversified open-end management investment company registered with the SEC under the 1940 Act that is also organized as a Delaware statutory trust. Asset Trust and Equity Series are governed by their respective Agreements and Declarations of Trust (“Declarations of Trust”) and By-Laws, a Board of Trustees, and applicable Delaware law. Each of Asset Trust and Equity Series is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of Equity Series currently consist of Growth & Income, while Asset Trust consists of Rising Dividends and one other mutual fund.

Capitalization

The beneficial interests in Asset Trust and Equity Series are represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declaration of Trust of each entity permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Shares of Rising Dividends and Growth & Income are offered in four classes (Class A, Class B, Class C and Class I). Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that Asset Trust or Equity Series or a shareholder of Asset Trust or Equity Series is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Asset Trust and Equity Series to liability. To guard against this risk, the Declaration of Trust of each of Asset Trust and Equity Series (a) provides that any written obligation of Asset Trust or Equity Series, as the case may be, may contain a statement that such obligation may only be enforced against the assets of Asset Trust or Equity Series, as the case may be, or the particular series in question and the obligation is not binding upon the shareholders of Asset Trust or Equity Series, as the case may be; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Asset Trust or Equity Series, as the case may be. Accordingly, the risk of a shareholder of Asset Trust or Equity Series incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) Asset Trust or Equity Series, as the case may be, itself is unable to meet its obligations. In light of Delaware law, the nature of each of Asset Trust’s and Equity Series’ business, and the nature of their assets, the risk of personal liability to a shareholder of Asset Trust or Equity Series is remote.

Shareholder Meetings and Voting Rights

Asset Trust and Equity Series, on behalf of Rising Dividends and Growth & Income, respectively, are not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Asset Trust or Equity Series. In addition, each of Asset Trust and Equity Series is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Asset Trust nor Equity Series currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Asset Trust or Equity Series.

Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to each of Asset Trust and Equity Series, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of either entity may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of either entity, as the case may be, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the Declaration of Trust of each entity, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

The Declaration of Trust of each of Asset Trust and Equity Series provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize Asset Trust or Equity Series, as the case may be, as a corporation or other entity, (2) merge Asset Trust or Equity Series, as the case may be, into another entity, or merge, consolidate or transfer the assets and liabilities of a Fund or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of each of Asset Trust and Equity Series may also terminate Asset Trust or Equity Series, as the case may be, a Fund, or a class of shares upon written notice to the shareholders.

Liquidation

In the event of the liquidation of Asset Trust or Equity Series, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Asset Trust or Equity Series, the Fund or attributable to the class over the liabilities belonging to Asset Trust or Equity Series, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of a class of the Fund held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Declaration of Trust of each of Asset Trust and Equity Series, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of each of Asset Trust and Equity Series, each Trustee of Asset Trust or Equity Series is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Asset Trust or Equity Series, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, “disabling conduct”) or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Asset Trust or Equity Series, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Asset Trust and Equity Series may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Asset Trust or Equity Series, as the case may be, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of each of Asset Trust and Equity Series and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware law directly for more complete information.

Shareholder Information

As of September 25, 2007, the total number of shares of Rising Dividends outstanding was as follows:

Number of Shares
Class A	463,452
Class B	93,865
Class C	87,779
Class I	2,632,899

Total	3,277,995

As of September 25, 2007, the officers and Trustees of Asset Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Rising Dividends.

As of September 25, 2007, the officers and Trustees of the Equity Series, as a group, owned beneficially or of record less than 1% of the outstanding shares of Growth & Income.

Control Persons and Principal Holders of Securities

The beneficial owners or record owners of more than 5% of the shares of Rising Dividends and Growth & Income as of September 25 were as follows:

Growth & Income-Class A

Name and Address	No. of Shares	% of Shares of Portfolio Before Reorganization	% of Shares of Portfolio After Reorganization
Phoenix Wealth Builder PHOLIO ATTN Chris Wilkos Shareholder Services Dept C/O Phoenix Equity Planning 101 Munson Street Greenfield, MA 01301-9684	801,096	5.4%	Less than 5%

Rising Dividends-Class A

Name and Address	No. of Shares	% of Shares of Portfolio Before Reorganization	% of Shares of Portfolio After Reorganization
Charles Schwab & Co Inc ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	205,673	6.3%	Less than 5%

Rising Dividends-Class I

Name and Address	No. of Shares	% of Shares of Portfolio Before Reorganization	% of Shares of Portfolio After Reorganization
JPM Chase Bank, N.A. FBO XXXX9003 ATTN Fund Administration 500 Stanton Christiana Rd Newark, DE 19713-2107	281,995	8.6%	Less than 5%

NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans (401K) FINOPS-IC-Funds 100 Magellan Way KWIC Covington, KY 41015-1987	255,361	7.8%	Less than 5%

NFS LLC FEBO Donna K Sefton TTEE U/A 06/14/83 2550 5th Ave, Ste 808 San Diego, CA 92103-6624	245,487	7.5%	Less than 5%

Charles Schwab & Co Inc Special Custody Account for Benefit of Customers ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	207,476	6.3%	Less than 5%

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of Asset Trust relating to Rising Dividends, for the year ended as of December 31, 2006, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of Equity Series relating to Growth & Income, for the year ended as of August 31, 2007, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The unaudited Semi-Annual Report of Rising Dividends for the six month period ended June 30, 2007 has also been incorporated by reference herein.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Growth & Income will be passed upon by Kevin J. Carr, Esq., Vice President and Counsel, The Phoenix Companies, Inc.

ADDITIONAL INFORMATION

Asset Trust and Equity Series are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

November 16, 2007

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 22nd day of August, 2007, by and between Phoenix Equity Series Fund, a Delaware statutory trust (the “Acquiring Trust”), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Growth & Income Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust, and Phoenix Asset Trust, a Delaware statutory trust (the “Selling Trust”), on behalf of the Phoenix Rising Dividends Fund (the “Acquired Fund”), a separate series of the Selling Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

The Acquired Fund is a separate series of the Selling Trust and the Acquiring Fund is a separate series of the Acquiring Trust, each of which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of the Acquiring Trust, including a majority of the Trustees who are not “interested persons” of the Acquiring Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Trustees of the Selling Trust, including a majority of the Trustees who are not “interested persons” of the Selling Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSACTION

1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by the Acquiring Trust’s Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Fund.

2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Acquiring Trust’s Board of Trustees which shall be described in the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4 Phoenix Equity Planning Corporation (“PEPCO”) shall make all computations of value, in its capacity as administrator for the Acquiring Trust.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be November 16, 2007, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06115-0480 or at such other time and/or place as the parties may agree.

3.2 The Selling Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund’s Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 The Selling Trust shall direct PEPCO (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 The Selling Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly organized as a series of the Selling Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Selling Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) to own all of its assets and to carry on its business as it is now being conducted;

(b) The Selling Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Selling Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Selling Trust’s Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Selling Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Acquiring Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Selling Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Selling Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The unaudited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2007 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since June 30, 2007, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Selling Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Trust’s Agreement and Declaration of Trust (the “Trust Instrument”) to own all of its assets and to carry on its business as it is now being conducted;

(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Trust’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Selling Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(h) The audited financial statements of the Acquiring Fund at August 31, 2007, are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(i) Since August 31, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(o) The information to be furnished by the Acquiring Trust for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	COVENANTS OF THE SELLING TRUST ON BEHALF OF THE ACQUIRED FUND

5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

5.2 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares.

5.4 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.6 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7 The Selling Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Selling Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.	COVENANTS OF THE ACQUIRING TRUST ON BEHALF OF THE ACQUIRING FUND

6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.4 The registration statement on Form N-14 (the “Registration Statement”) which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Selling Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Selling Trust’s election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Trust’s election, to the performance by the Selling Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1 All representations and warranties of the Selling Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2 The Selling Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Selling Trust;

8.3. The Selling Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Selling Trust, on behalf of the Acquired Fund, on or before the Closing Date;

8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Selling Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.2 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Selling Trust and the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.4 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Acquiring Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a)(1) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Acquiring Trust. Notwithstanding anything herein to the contrary, the Acquiring Trust may not waive the condition set forth in this paragraph 9.4.

10.	BROKERAGE FEES AND EXPENSES

10.1 The Selling Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The expenses relating to the proposed Reorganization will be borne by the Acquired Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund’s prospectus, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.3 In the event the transactions contemplated by this Agreement are not consummated, then Phoenix Investment Counsel, Inc. agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Selling Trust and the Acquiring Trust have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before March 31, 2008, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their respective Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Acquiring Trust may not waive the condition set forth in paragraph 9.4.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Selling Trust and the Acquiring Trust.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301, Attn: General Counsel.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.

16.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Acquiring Trust property of the Acquiring Fund, as provided in the Trust Instrument of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Fund as provided in the Trust Instrument of the Acquiring Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary, all as of the date first written above.

Attest:	PHOENIX EQUITY SERIES FUND, on behalf of its series PHOENIX GROWTH & INCOME FUND

By:
By:
Title:	Title:

Attest:	PHOENIX ASSET TRUST, on behalf of its series PHOENIX RISING DIVIDENDS FUND

By:
By:
Title:	Title:

Attest:	Agreed and accepted as to paragraph 10.3 only: PHOENIX INVESTMENT COUNSEL, INC

By:
By:
Title:	Title:

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets of

PHOENIX RISING DIVIDENDS FUND

a series of

PHOENIX ASSET TRUST

c/o Phoenix Equity Planning Corporation

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

By and In Exchange For Shares of

PHOENIX GROWTH & INCOME FUND

a series of

PHOENIX EQUITY SERIES FUND

c/o Phoenix Equity Planning Corporation

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

This Statement of Additional Information, dated November 16, 2007, relating specifically to the proposed transfer of the assets and liabilities of Phoenix Rising Dividends Fund (“Rising Dividends”), a series of Phoenix Asset Trust (“Asset Trust”) to Phoenix Growth & Income Fund (“Growth & Income”), a series of Phoenix Equity Series Fund (“Equity Series”), in exchange for Class A, Class B, Class C and Class I shares of beneficial interest, no par value, of Growth & Income (to be issued to holders of shares of Rising Dividends), consists of the information set forth below pertaining to Rising Dividends and Growth & Income and the following described documents, each of which is incorporated by reference herein with the exception of the Pro Forma Financial Statements attached hereto:

(1)	The Statement of Additional Information of Rising Dividends, dated May 1, 2007, as amended;

(2)	The Statement of Additional Information of Growth & Income, dated November 13, 2007;

(3)	Annual Report of Rising Dividends for the year ended December 31, 2006;

(4)	Annual Report of Growth & Income for the year ended August 31, 2007;

(5)	Semi-Annual Report of Rising Dividends for the six month period ended June 30, 2007; and

(6)	Pro Forma Financial Statements dated as of August 31, 2007.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of Rising Dividends and Growth & Income, dated November 16, 2007. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to Asset Trust or Equity Series at the telephone numbers or addresses set forth above.

Phoenix Equity Series Fund

Pro Forma Combining Financial Statements (Unaudited)

August 31, 2007

Introductory Paragraph

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Phoenix Rising Dividends Fund (“Rising Dividends”), a series of Phoenix Asset Trust, in exchange for shares of Phoenix Growth & Income Fund (“Growth & Income”), a series of Phoenix Equity Series Fund, at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Growth & Income, and the results of operations of Growth & Income for pre-combination periods will not be restated.

The pro forma unaudited combining statements of assets and liabilities and schedule of investments reflect the financial position of Rising Dividends and Growth & Income as of August 31, 2007.

The pro forma unaudited statement of operations reflects the results of operations of each of the funds for the year ended August 31, 2007, as though the reorganization occurred as of the beginning of the preceding twelve month period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for Rising Dividends and Growth & Income, which are incorporated by reference in the Statement of Additional Information.

Phoenix Rising Dividends / Phoenix Growth & Income

Pro Forma Combining Schedule of Investments

August 31, 2007 (Unaudited)

		Shares or Par Value				Market Value
Phoenix Growth & Income Fund	Phoenix Rising Dividends Fund	Phoenix Growth & Income Fund		Phoenix Growth & Income Fund	Phoenix Rising Dividends Fund	Phoenix Growth & Income Fund

Fund	Fund	Pro Forma Combining Portfolios	DESCRIPTION	Fund	Fund	Combining Portfolios
			DOMESTIC COMMON STOCKS—99.0%

6,400	8,000	14,400	3M Co.	$582,336	$727,917	$1,310,253
11,600	—	11,600	Aeropostale, Inc. (b)	240,120	—	240,120
32,000	—	32,000	Aetna, Inc.	1,629,120	—	1,629,120
20,800	—	20,800	AFLAC, Inc.	1,108,848	—	1,108,848
12,400	—	12,400	AGCO Corp. (b)	535,680	—	535,680
31,600	—	31,600	Agilent Technologies, Inc. (b)	1,150,240	—	1,150,240
19,100	—	19,100	AK Steel Holding Corp. (b)	764,000	—	764,000
4,800	—	4,800	Albemarle Corp.	194,256	—	194,256
55,200	—	55,200	Allstate Corp. (The)	3,022,200	—	3,022,200
7,800	11,100	18,900	Altria Group, Inc.	541,398	770,446	1,311,844
52,300	—	52,300	American International Group, Inc.	3,451,800	—	3,451,800
12,800	—	12,800	AmeriCredit Corp. (b)	221,568	—	221,568
6,800	—	6,800	Amgen, Inc. (b)	340,748	—	340,748
26,800	—	26,800	Amkor Technology, Inc.	308,736	—	308,736
18,400	—	18,400	AMR Corp.	450,984	—	450,984
16,500	—	16,500	Anheuser-Busch Cos., Inc.	815,100	—	815,100
14,500	—	14,500	Annaly Mortgage Management, Inc.	204,305	—	204,305
11,400	—	11,400	AON Corp.	493,848	—	493,848
35,600	—	35,600	Applied Materials, Inc.	760,416	—	760,416
4,100	—	4,100	Arrow Electronics, Inc. (b)	172,036	—	172,036
—	16,500	16,500	Arrow International, Inc. (e)	—	744,640	744,640
29,500	—	29,500	Aspen Technology, Inc. (b)	387,040	—	387,040
—	30,800	30,800	Astoria Financial Corp.	—	802,954	802,954
163,035	18,400	181,435	AT&T, Inc.	6,500,205	733,603	7,233,808
42,800	—	42,800	Atmel Corp. (b)	226,840	—	226,840
—	25,400	25,400	Atmos Energy Corp.	—	713,994	713,994
26,300	—	26,300	Automatic Data Processing, Inc.	1,202,962	—	1,202,962
18,100	—	18,100	Avis Budget Group, Inc. (b)	420,101	—	420,101
162,600	15,200	177,800	Bank of America Corp.	8,240,568	770,333	9,010,901
8,900	—	8,900	Bank of Hawaii Corp.	457,549	—	457,549
37,854	—	37,854	Bank of New York Mellon Corp. (The)	1,530,437	—	1,530,437
26,500	—	26,500	Baxter International, Inc.	1,451,140	—	1,451,140
—	19,200	19,200	BB&T Corp.	—	762,815	762,815
—	23,500	23,500	Bemis Co., Inc.	—	701,942	701,942
18,700	—	18,700	Big Lots, Inc. (b)	556,699	—	556,699
15,800	—	15,800	Biogen Idec, Inc. (b)	1,008,356	—	1,008,356
—	17,700	17,700	Black Hills Corp.(e)	—	729,062	729,062
15,200	—	15,200	BMC Software, Inc. (b)	465,424	—	465,424
16,600	—	16,600	Boeing Co. (The)	1,605,220	—	1,605,220
48,100	—	48,100	Brandywine Realty Trust	1,240,018	—	1,240,018
—	26,000	26,000	Briggs & Stratton Corp.(e)	—	758,935	758,935
20,500	—	20,500	Broadridge Financial Solutions LLC	372,485	—	372,485
24,100	—	24,100	Campbell Soup Co.	909,775	—	909,775
25,800	—	25,800	Cardinal Health, Inc.	1,764,204	—	1,764,204
61,100	—	61,100	CBS Corp. Class B	1,925,261	—	1,925,261
2,900	—	2,900	Cephalon, Inc. (b)	217,645	—	217,645
5,500	—	5,500	Chaparral Steel Co.	470,250	—	470,250
42,000	8,500	50,500	Chevron Corp.	3,685,920	745,955	4,431,875
9,800	—	9,800	Chubb Corp. (The)	501,074	—	501,074
21,600	—	21,600	CIGNA Corp.	1,116,288	—	1,116,288
9,400	—	9,400	Cincinnati Financial Corp.	396,116	—	396,116
177,400	—	177,400	Cisco Systems, Inc. (b)	5,662,608	—	5,662,608
75,901	15,400	91,301	Citigroup, Inc.	3,558,239	721,949	4,280,188
24,700	—	24,700	Clorox Co. (The)	1,477,060	—	1,477,060
38,800	13,800	52,600	Coca-Cola Co. (The)	2,086,664	742,159	2,828,823
10,400	13,600	24,000	Comerica, Inc.	580,112	758,606	1,338,718
—	25,100	25,100	Commerce Group, Inc. (The) (e)	—	800,185	800,185
14,100	—	14,100	Computer Sciences Corp. (b)	788,895	—	788,895
36,700	—	36,700	ConAgra Foods, Inc.	943,557	—	943,557
14,600	—	14,600	ConocoPhillips	1,195,594	—	1,195,594
—	16,500	16,500	Consolidated Edison, Inc.	—	758,008	758,008
16,800	—	16,800	Constellation Energy Group, Inc.	1,393,392	—	1,393,392

SOI	1
4

Phoenix Rising Dividends / Phoenix Growth & Income

Pro Forma Combining Schedule of Investments

August 31, 2007 (Unaudited)

		Shares or Par Value				Market Value
Phoenix Growth & Income Fund	Phoenix Rising Dividends Fund	Phoenix Growth & Income Fund		Phoenix Growth & Income Fund	Phoenix Rising Dividends Fund	Phoenix Growth & Income Fund

Fund	Fund	Pro Forma Combining Portfolios	DESCRIPTION	Fund	Fund	Combining Portfolios
6,200	—	6,200	Continental Airlines, Inc. Class B (b)	206,212	—	206,212
—	44,000	44,000	Corus Bankshares, Inc. (e)	—	587,839	587,839
4,700	—	4,700	Coventry Health Care, Inc. (b)	269,639	—	269,639
2,000	—	2,000	Cummins, Inc.	236,840	—	236,840
—	15,100	15,100	Developers Diversified Realty Corp.	—	807,545	807,545
22,100	—	22,100	Donnelley (R.R.) & Sons Co.	791,622	—	791,622
6,700	—	6,700	Dover Corp.	330,980	—	330,980
22,300	—	22,300	Dow Chemical Co. (The)	950,649	—	950,649
11,700	—	11,700	Dresser-Rand Group, Inc. (b)	431,379	—	431,379
7,800	—	7,800	Dun & Bradstreet Corp.	760,890	—	760,890
23,100	—	23,100	Eaton Corp.	2,176,482	—	2,176,482
36,200	—	36,200	eBay, Inc. (b)	1,234,420	—	1,234,420
40,500	—	40,500	Electronic Data Systems Corp.	927,045	—	927,045
48,300	—	48,300	Emerson Electric Co.	2,377,809	—	2,377,809
31,800	—	31,800	Emulex Corp. (b)	621,372	—	621,372
14,300	—	14,300	Endo Pharmaceuticals Holdings, Inc. (b)	455,884	—	455,884
5,200	—	5,200	ENSCO International, Inc.	281,944	—	281,944
13,300	—	13,300	Expedia, Inc. (b)	397,005	—	397,005
153,700	—	153,700	Exxon Mobil Corp.	13,176,701	—	13,176,701
17,900	—	17,900	Family Dollar Stores, Inc.	524,112	—	524,112
14,800	—	14,800	Federated Investors, Inc. Class B	519,628	—	519,628
25,400	—	25,400	FelCor Lodging Trust, Inc.	557,276	—	557,276
—	19,600	19,600	Fifth Third Bancorp	—	699,524	699,524
—	22,400	22,400	First Horizon National Corp. (e)	—	687,232	687,232
—	18,500	18,500	First Industrial Realty Trust, Inc. (e)	—	754,425	754,425
—	38,500	38,500	FirstMerit Corp. (e)	—	743,820	743,820
23,000	—	23,000	Fiserv, Inc. (b)	1,069,960	—	1,069,960
22,900	—	22,900	Forest Laboratories, Inc. (b)	861,727	—	861,727
—	12,200	12,200	FPL Group, Inc.	—	717,846	717,846
8,600	—	8,600	Franklin Resources, Inc.	1,133,222	—	1,133,222
13,800	—	13,800	Fuller (H.B.) Co.	371,358	—	371,358
—	50,800	50,800	Fulton Financial Corp. (e)	—	746,760	746,760
—	24,700	24,700	Gallagher (Arthur J.) & Co. (e)	—	729,386	729,386
47,900	—	47,900	Gap, Inc. (The)	898,604	—	898,604
8,500	—	8,500	Gardner Denver, Inc. (b)	339,235	—	339,235
8,000	—	8,000	General Dynamics Corp.	628,480	—	628,480
113,300	18,600	131,900	General Electric Co.	4,403,971	722,979	5,126,950
21,000	—	21,000	General Mills, Inc.	1,173,480	—	1,173,480
17,800	—	17,800	General Motors Corp.	547,172	—	547,172
—	15,200	15,200	Genuine Parts Co.	—	755,131	755,131
26,500	—	26,500	Global Industries Ltd. (b)	640,770	—	640,770
10,500	—	10,500	GrafTech International Ltd. (b)	176,295	—	176,295
57,500	—	57,500	Halliburton Co.	1,988,925	—	1,988,925
5,100	—	5,100	Harley-Davidson, Inc.	274,329	—	274,329
3,400	—	3,400	Hartford Financial Services Group, Inc. (The)	302,294	—	302,294
8,800	—	8,800	Hasbro, Inc.	248,248	—	248,248
—	28,000	28,000	Health Care Property Investors, Inc.	—	851,757	851,757
22,700	—	22,700	Heinz (H.J.) Co.	1,023,543	—	1,023,543
91,000	—	91,000	Hewlett-Packard Co.	4,490,850	—	4,490,850
13,800	—	13,800	Holly Corp.	919,770	—	919,770
—	15,200	15,200	Home Properties, Inc.	—	772,459	772,459
29,300	—	29,300	Honeywell International, Inc.	1,645,195	—	1,645,195
17,300	—	17,300	IAC/InterActiveCorp. (b)	480,767	—	480,767
37,700	—	37,700	Integrated Device Technology, Inc. (b)	589,628	—	589,628
—	14,700	14,700	Integrys Energy Group, Inc. (e)	—	737,498	737,498
61,800	—	61,800	Intel Corp.	1,591,350	—	1,591,350
7,700	—	7,700	InterDigital, Inc. (b)	177,947	—	177,947
55,700	—	55,700	International Business Machines Corp.	6,499,633	—	6,499,633
7,500	—	7,500	International Rectifier Corp. (b)	258,075	—	258,075
6,000	—	6,000	Intuit, Inc.	163,860	—	163,860
6,300	—	6,300	Invitrogen Corp. (b)	490,770	—	490,770
90,000	—	90,000	Johnson & Johnson	5,561,100	—	5,561,100
115,400	—	115,400	JPMorgan Chase & Co.	5,137,608	—	5,137,608
21,300	20,600	41,900	KeyCorp	709,290	685,980	1,395,270
18,600	10,600	29,200	Kimberly-Clark Corp.	1,277,634	728,109	2,005,743
2,300	—	2,300	KLA-Tencor Corp.	132,181	—	132,181
30,600	—	30,600	Kroger Co. (The)	813,348	—	813,348
7,800	—	7,800	Lam Research Corp. (b)	418,314	—	418,314
—	18,700	18,700	Lancaster Colony Corp.	—	760,524	760,524
29,900	—	29,900	Lear Corp. (b)	873,977	—	873,977
—	34,700	34,700	Leggett & Platt, Inc. (e)	—	707,875	707,875
—	37,900	37,900	Lexington Realty Trust	—	783,767	783,767
8,000	—	8,000	Lexmark International, Inc. Class A (b)	298,080	—	298,080
—	13,100	13,100	Lilly (Eli) & Co.	—	751,283	751,283
26,500	—	26,500	Lincoln National Corp.	1,613,320	—	1,613,320
22,500	—	22,500	Lockheed Martin Corp.	2,230,650	—	2,230,650
24,900	—	24,900	Loews Corp.—Carolina Group	1,895,388	—	1,895,388
15,300	—	15,300	Marathon Oil Corp.	824,517	—	824,517
27,500	—	27,500	Masco Corp.	715,550	—	715,550
31,900	—	31,900	Massey Energy Co.	661,925	—	661,925
13,600	—	13,600	Mattel, Inc.	294,168	—	294,168
6,700	—	6,700	McAfee, Inc.(b)	239,525	—	239,525
62,500	—	62,500	McDonald's Corp.	3,078,125	—	3,078,125
27,300	—	27,300	McKesson Corp.	1,561,833	—	1,561,833

SOI	2
4

Phoenix Rising Dividends / Phoenix Growth & Income

Pro Forma Combining Schedule of Investments

August 31, 2007 (Unaudited)

		Shares or Par Value				Market Value
Phoenix Growth & Income Fund	Phoenix Rising Dividends Fund	Phoenix Growth & Income Fund		Phoenix Growth & Income Fund	Phoenix Rising Dividends Fund	Phoenix Growth & Income Fund

Fund	Fund	Pro Forma Combining Portfolios	DESCRIPTION	Fund	Fund	Combining Portfolios
7,800	—	7,800	Medco Health Solutions, Inc. (b)	666,510	—	666,510
5,900	—	5,900	MEMC Electronic Materials, Inc. (b)	362,378	—	362,378
32,100	14,400	46,500	Merck & Co., Inc.	1,610,457	722,446	2,332,903
—	14,000	14,000	Mercury General Corp.	—	737,517	737,517
40,700	—	40,700	Merrill Lynch & Co., Inc.	2,999,590	—	2,999,590
58,000	—	58,000	MetLife, Inc.	3,714,900	—	3,714,900
253,500	—	253,500	Microsoft Corp.	7,283,055	—	7,283,055
16,600	—	16,600	Morgan Stanley	1,035,342	—	1,035,342
—	32,600	32,600	Municipal Mortgage & Equity LLC (e)	—	777,509	777,509
—	24,200	24,200	National City Corp.	—	651,222	651,222
—	16,600	16,600	National Fuel Gas Co. (e)	—	736,043	736,043
13,300	—	13,300	National Oilwell Varco, Inc. (b)	1,702,400	—	1,702,400
—	32,400	32,400	National Retail Properties, Inc.	—	761,073	761,073
13,200	—	13,200	NBTY, Inc. (b)	484,440	—	484,440
—	15,600	15,600	New Jersey Resources Corp. (e)	—	764,087	764,087
—	31,900	31,900	New York Times Co. (The) Class A (e)	—	701,157	701,157
39,500	—	39,500	Newell Rubbermaid, Inc.	1,018,705	—	1,018,705
25,500	—	25,500	Nike, Inc. Class B	1,436,670	—	1,436,670
2,900	—	2,900	Noble Energy, Inc.	174,203	—	174,203
12,000	—	12,000	Norfolk Southern Corp.	614,520	—	614,520
18,500	—	18,500	Northern Trust Corp.	1,137,010	—	1,137,010
13,800	—	13,800	Northrop Grumman Corp.	1,087,992	—	1,087,992
—	16,200	16,200	Northwest Natural Gas Co.	—	752,651	752,651
22,600	—	22,600	Novellus Systems, Inc. (b)	618,562	—	618,562
10,600	—	10,600	Nucor Corp.	560,740	—	560,740
19,900	—	19,900	NVIDIA Corp. (b)	1,018,084	—	1,018,084
86,000	—	86,000	Occidental Petroleum Corp.	4,875,340	—	4,875,340
—	47,800	47,800	Old National Bancorp (e)	—	759,064	759,064
28,600	—	28,600	ON Semiconductor Corp. (b)	335,192	—	335,192
131,900	—	131,900	Oracle Corp. (b)	2,674,932	—	2,674,932
31,100	—	31,100	OSI Pharmaceuticals, Inc. (b)	1,060,821	—	1,060,821
8,500	—	8,500	Packaging Corporation of America	221,425	—	221,425
—	8,500	8,500	Park National Corp. (e)	—	772,819	772,819
10,400	—	10,400	Parker-Hannifin Corp.	1,117,688	—	1,117,688
22,800	—	22,800	Penney (J.C.) Co., Inc.	1,567,728	—	1,567,728
33,800	—	33,800	Pepsi Bottling Group, Inc. (The)	1,169,142	—	1,169,142
201,300	30,300	231,600	Pfizer, Inc.	5,000,292	752,650	5,752,942
5,300	—	5,300	Philadelphia Consolidated Holding Co. (b)	212,106	—	212,106
—	30,700	30,700	Piedmont Natural Gas Co. (e)	—	810,479	810,479
—	18,900	18,900	Pinnacle West Capital Corp.	—	752,974	752,974
—	16,000	16,000	Pitney Bowes, Inc.	—	714,715	714,715
—	52,800	52,800	Popular, Inc. (e)	—	651,552	651,552
—	9,500	9,500	PPG Industries, Inc.	—	696,820	696,820
22,800	—	22,800	Principal Financial Group, Inc. (The)	1,265,172	—	1,265,172
12,400	—	12,400	Procter & Gamble Co. (The)	809,844	—	809,844
—	16,300	16,300	Progress Energy, Inc.	—	747,842	747,842
—	24,800	24,800	Provident Bankshares Corp.	—	766,319	766,319
26,700	—	26,700	Prudential Financial, Inc.	2,397,126	—	2,397,126
23,500	—	23,500	Public Service Enterprise Group, Inc.	1,997,265	—	1,997,265
127,000	—	127,000	Qwest Communications International, Inc. (b)	1,136,650	—	1,136,650
6,600	—	6,600	RadioShack Corp.	156,882	—	156,882
15,600	—	15,600	Raytheon Co.	956,904	—	956,904
—	13,000	13,000	Rohm & Haas Co.	—	735,017	735,017
—	31,200	31,200	RPM International, Inc.	—	706,365	706,365
21,800	—	21,800	SEI Investments Co.	553,066	—	553,066
10,100	—	10,100	Sepracor, Inc. (b)	294,617	—	294,617
29,700	—	29,700	Sherwin-Williams Co. (The)	2,049,597	—	2,049,597
—	19,300	19,300	Sonoco Products Co.	—	695,183	695,183
—	16,900	16,900	Sovran Self Storage, Inc.	—	762,356	762,356
71,100	—	71,100	Sprint Nextel Corp.	1,345,212	—	1,345,212
4,300	—	4,300	StanCorp Financial Group, Inc.	202,530	—	202,530
9,400	—	9,400	Stanley Works (The)	533,356	—	533,356
26,400	—	26,400	State Street Corp.	1,619,904	—	1,619,904
44,900	—	44,900	Sun Microsystems, Inc. (b)	240,664	—	240,664
4,700	—	4,700	SunTrust Banks, Inc.	370,125	—	370,125
—	39,900	39,900	Susquehanna Bancshares, Inc. (e)	—	784,433	784,433
68,300	—	68,300	Symantec Corp.	1,284,723	—	1,284,723
10,500	—	10,500	Synovus Financial Corp.	290,010	—	290,010
—	29,200	29,200	TCF Financial Corp.	—	737,884	737,884
16,100	—	16,100	TD Ameritrade Holding Corp. (b)	292,215	—	292,215
9,300	—	9,300	Terra Industries, Inc. (b)	241,521	—	241,521
51,500	—	51,500	Texas Instruments, Inc.	1,763,360	—	1,763,360
12,200	—	12,200	Tidewater, Inc.	798,490	—	798,490
132,400	—	132,400	Time Warner, Inc.	2,512,952	—	2,512,952

SOI	3
4

Phoenix Rising Dividends / Phoenix Growth & Income

Pro Forma Combining Schedule of Investments

August 31, 2007 (Unaudited)

		Shares or Par Value				Market Value
Phoenix Growth & Income Fund	Phoenix Rising Dividends Fund	Phoenix Growth & Income Fund		Phoenix Growth & Income Fund	Phoenix Rising Dividends Fund	Phoenix Growth & Income Fund

Fund	Fund	Pro Forma Combining Portfolios	DESCRIPTION	Fund	Fund	Combining Portfolios
11,200	—	11,200	Toro Co. (The)	662,480	—	662,480
48,100	—	48,100	Travelers Cos., Inc. (The)	2,430,974	—	2,430,974
48,425	—	48,425	Tyco International Ltd.	2,138,448	—	2,138,448
—	24,100	24,100	U.S. Bancorp	—	779,633	779,633
—	28,300	28,300	UGI Corp.	—	723,064	723,064
5,300	—	5,300	United Parcel Service, Inc. Class B	402,058	—	402,058
2,900	—	2,900	United States Steel Corp.	273,992	—	273,992
53,800	—	53,800	United Technologies Corp.	4,015,094	—	4,015,094
51,500	—	51,500	UnitedHealth Group, Inc.	2,575,515	—	2,575,515
5,400	—	5,400	Universal Corp.	265,302	—	265,302
8,400	—	8,400	Unum Group	205,548	—	205,548
12,700	—	12,700	USEC, Inc. (b)	170,053	—	170,053
9,000	—	9,000	Valero Energy Corp.	616,590	—	616,590
—	33,905	33,905	Valley National Bancorp (e)	—	769,643	769,643
—	28,500	28,500	Vectren Corp. (e)	—	778,048	778,048
36,300	—	36,300	Verizon Communications, Inc.	1,520,244	—	1,520,244
8,600	8,400	17,000	VF Corp.	686,710	670,735	1,357,445
42,300	—	42,300	Viacom, Inc. Class B (b)	1,669,158	—	1,669,158
20,600	—	20,600	Vishay Intertechnology, Inc. (b)	272,538	—	272,538
59,100	—	59,100	Wachovia Corp.	2,894,718	—	2,894,718
58,100	—	58,100	Wal-Mart Stores, Inc.	2,534,903	—	2,534,903
90,400	—	90,400	Walt Disney Co. (The)	3,037,440	—	3,037,440
—	30,000	30,000	Washington Federal, Inc.	—	796,199	796,199
—	18,700	18,700	Washington Mutual, Inc.	—	686,663	686,663
—	24,200	24,200	Washington Real Estate Investment Trust (e)	—	792,545	792,545
20,800	—	20,800	WellPoint, Inc. (b)	1,676,272	—	1,676,272
96,800	21,500	118,300	Wells Fargo & Co.	3,537,072	785,608	4,322,680
20,400	24,100	44,500	WGL Holdings, Inc. (e)	670,956	792,648	1,463,604
4,800	—	4,800	Whirlpool Corp.	462,768	—	462,768
—	28,200	28,200	Whitney Holding Corp.	—	781,139	781,139
13,900	—	13,900	Wyeth	643,570	—	643,570
29,900	—	29,900	Xerox Corp. (b)	512,187	—	512,187
40,400	—	40,400	Yum! Brands, Inc.	1,321,888	—	1,321,888
		—	Total Domestic Common Stocks	264,348,204	54,281,344	318,629,548
		—	(Identified cost $55,512,345, $192,205,495 and $247,717,840)			—
		—	FOREIGN COMMON STOCKS (c) —0.2%			—
6,600	—	6,600	XL Capital Ltd. Class A	502,920	$—	502,920
		—	Total Foreign Common Stocks	502,920	—	502,920
		—	(Identified cost $0, $514,403, and $514,403)			—
		—	Total Long Term Investments —99.2%	264,851,124	54,281,344	319,132,468
		—	(Identified cost $55,512,345, $192,719,898 and $248,232,243)			—
		—	SHORT-TERM INVESTMENTS —4.5%			—
		—	Money Market Mutual Funds —3.6%			—
—	11,693,148	11,693,148	State Street Navigator Prime Plus (5.37% seven day effective yield)(f)	—	11,693,148	11,693,148
		—	Commercial Paper(d) —0.9%			—
2,470,000	—	2,470,000	Govco, Inc. 5.50%, 9/4/07	2,468,868	—	2,468,868
—	476,000	476,000	United Parcel Service, Inc. 4.50%, 9/4/07	—	476,000	476,000
		—	Total Short-Term Investments	2,468,868	12,169,148	14,638,016
		—	(Identified cost $12,168,970, $2,468,868 and $14,637,838)			—
		—	TOTAL INVESTMENTS —103.7%	267,319,992	66,450,492	333,770,484	(a)
		—	(Identified cost $67,681,315 $195,188,766 and $262,870,081)			—
		—	Other assets and liabilities, net —(3.7%)	(255,617)	(11,667,841)	(11,923,458)
		—	NET ASSETS —100.0%	267,064,375	54,782,651	321,847,026

(a)	Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $77,345,399 and gross depreciation of $7,818,629 for federal income tax purposes. At August 31, 2007, the aggregate cost of securities for federal income tax purposes was $264,243,722
(b)	Non-income producing.
(c)	A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 5 "Foreign security country determination" in the Notes to Proforma Statements.
(d)	The rate shown is the discount rate.
(e)	All or a portion of security is on loan.
(f)	Represents security purchased with cash collateral received for securities on loan.

See Notes to Pro Forma Financial Statements.

SOI	4
4

Phoenix Rising Dividends / Phoenix Growth & Income

Pro Forma Combining Statement of Assets and Liabilities

August 31, 2007 (Unaudited)

	Phoenix Growth & Income Fund		Phoenix Rising Dividends Fund		Adjustments		Phoenix Growth & Income Fund Pro Forma Combining Portfolios
ASSETS
Investment securities at value, including $11,407,465, $0, and $11,407,465 of securities on loan (Identified cost $67,681,315, $195,188,766 and $262,870,081)	$267,319,992		66,450,492				$333,770,484
Cash	2,855		347				3,202
Receivables
Dividends	515,567		183,590				699,157
Fund shares sold	48,920		1,404				50,324
Other assets	51,949						51,949
Prepaid expenses	15,283		27,710				42,993

Total assets	267,954,566		66,663,543		—		334,618,109

LIABILITIES
Payables							—
Investment securities purchased							—
Fund shares repurchased	419,538		63,637				483,175
Collateral on securities loaned	—		11,693,148				11,693,148
Investment advisory fee	138,803		34,740				173,543
Transfer agent fee	82,293		7,931				90,224
Distribution and service fees	106,278		3,328				109,606
Administration fee	19,509		5,014				24,523
Trustee deferred compensation plan	51,949		—				51,949
Professional fees	—		51,097	(a)			51,097
Trustees fees	422		—				422
Other accrued expenses	71,399		21,997	(a)			93,396

Total liabilities	890,191		11,880,892		—		12,771,083

NET ASSETS	$267,064,375		$54,782,651		—		$321,847,026

Net Assets Consist of:
Capital paid in on shares of beneficial interest	236,186,850		54,244,830				290,431,680
Undistributed net investment income (loss)	527,517		731,134		—		1,285,320
Accumulated net realized gain (loss)	(41,795,519)		1,037,510				(40,770,377)
Net unrealized appreciation	72,145,527		(1,230,823)		—		70,900,403

Net Assets	267,064,375		54,782,651		$—		$321,847,026

CLASS I
Shares of beneficial interest outstanding, no par value, unlimited authorization	0	(b)	2,641,090		(218,136	)(c)	2,422,954
Net assets	$0		$43,815,888				43,815,888

Net asset value and offering price per share	$0		$16.59				18.08

CLASS A
Shares of beneficial interest outstanding, no par value, unlimited authorization	10,422,611		465,577		(39,682	)(c)	10,848,506
Net assets	$188,479,042		$7,701,751				$196,180,793.00

Net asset value per share	$18.08		$16.54				18.08
Offering price per share NAV/(1-5.75%)	$19.19		$17.55				$19.18

CLASS B
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,429,124		104,277		(5,643	)(c)	1,527,758
Net assets	$24,731,293		$1,706,878				$26,438,171.00

Net asset value per share	$17.31		$16.37				$17.31

CLASS C
Shares of beneficial interest outstanding	3,111,337		95,223		(5,204	)(c)	3,201,356
Net assets	$53,854,040		$1,558,134				$55,412,174.00

Net asset value and offering price per share	$17.31		$16.36				$17.31

(a)	Professional expenses for the merging fund (Phoenix Rising Dividend Fund) were increased by $30,000 and printing expenses by $15,000 to reflect one-time merger related expenses. Expenses were estimated to be $15,000 for printing expenses, $5,000 for audit, and $25,000 for legal.
(b)	Class I will open on 11/13/07
(c)	Adjustment reflects shares reduced in conversion

See Notes to Pro Forma Financial Statements.

A & L	5
6

Phoenix Rising Dividends / Phoenix Growth & Income

Pro Forma Combining Statement of Operations

August 31, 2007 (Unaudited)

	Phoenix Growth & Income Fund	Phoenix Rising Dividends Fund		Adjustments			Phoenix Growth & Income Fund Pro Forma Combining Portfolios
INVESTMENT INCOME
Dividends	$4,956,860	$2,341,865		$			$7,298,725
Interest	144,135	55,955					200,090
Security lending	—	25,477					25,477
Foreign taxes withheld	—	(1,042)					(1,042)

Total investment income	5,100,995	2,422,255					7,523,250

EXPENSES
Investment advisory fee	2,040,121	636,703			—		2,676,824
Service fees - Class A	451,707	18,964			3,632	(a)	474,303
Distribution and service fees - Class B	340,859	21,311			(50	)(a)	362,120
Distribution and service fees - Class C	572,473	20,131			(1,898	)(a)	590,706
Administration Fee (formerly financial agent fee)	218,478	70,472			2,459	(a)	291,409
Transfer agent	575,767	49,643			(55,547	)(a)	569,863
Registration	45,983	42,852			(5,998	)(a)	82,837
Printing	137,694	43,053	(b)		(108,488	)(a)	72,259
Professional	39,529	58,093	(b)		(66,710	)(a)	30,912
Custodian	56,578	18,614			3,868	(a)	79,060
Trustees	24,643	8,826			(20,856	)(a)	12,613
Miscellaneous	36,779	12,861			(10,786	)(a)	38,854

Total expenses	4,540,611	1,001,523			(260,374	)(a)	5,281,760
Custodian fees paid indirectly	—	—			—		—
Less expenses reimbursed by investment advisor	(381,199)				78,000		(303,199)

Net expenses	4,159,412	1,001,523			(182,374)		4,978,561

NET INVESTMENT INCOME (LOSS)	941,583	1,420,732			182,374		2,544,689

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on securities	28,032,499	12,072,631			—		40,105,130
Net change in unrealized appreciation (depreciation) on investments	7,071,825	(7,132,175)			—		(60,350)

Net gain (loss) on investments	35,104,324	4,940,456			—		40,044,780

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,045,907	$6,361,188			$182,374		$42,589,469

Adjustments:

(a)	Adjustments are true-ups to reflect combined fund expenses
(b)	Professional expenses for the merging fund (Phoenix Rising Dividend Fund) were increased by $30,000 and printing expenses by $15,000 to reflect one-time merger related expenses. Expenses were estimated to be $15,000 for printing expenses, $5,000 for audit, and $25,000 for legal.

See Notes to Pro Forma Financial Statements.

Ops	6
6

Phoenix Growth & Income/Phoenix Rising Dividends

Notes to Pro Forma Combining Financial Statements

August 31, 2007

1. Basis of Combination

The accompanying unaudited Pro Forma Combining Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations are presented to show the effect to the proposed merger of the Phoenix Rising Dividends Fund (“Merging Fund”) into Phoenix Growth & Income Fund (“Surviving Fund”). Under the terms of the Plan of Reorganization the proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. Under the terms of the Plan of Reorganization the merger provides for the transfer of all the assets of Phoenix Rising Dividends Fund to Phoenix Growth & Income Fund and the subsequent liquidation of Phoenix Rising Dividends Fund. The accounting survivor in the proposed merger will be Phoenix Growth & Income Fund. This is because the Surviving Fund will invest in a style that is similar to the way in which Phoenix Rising Dividends Fund is currently operated. The Reorganization should also create better efficiencies for the portfolio management team. Phoenix Rising Dividends Fund will pay all costs of the reorganization. Growth & Income’s adviser will pay all costs related to the addition of Class I.

The pro forma combined statements should be read in conjunction with the historical financial statements of the Phoenix Growth & Income Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Phoenix Growth & Income Fund and Phoenix Rising Dividends Fund are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

2. Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the reduction of shares of Phoenix Growth & Income Fund at August 31, 2007 in connection with the proposed reorganization. The amount of reduced shares was calculated based on the net assets, as of August 31, 2007, of Phoenix Rising Dividends Fund of $7,701,751, $1,706,878, $1,558,134 and $43,815,888 for Class A, Class B, Class C and Class I respectively and the net asset value of Phoenix Growth & Income Fund of $18.08, $17.31, $17.31 and $18.08 for Class A, Class B, Class C and Class I respectively. Shares of Phoenix Growth & Income Fund were reduced by 39,682 for Class A, 5,643 for Class B, 5,204 for Class C and 218,136 for Class I in exchange for Class A, Class B, Class C and Class I shares, respectively, of Phoenix Rising Dividends Fund. The Pro Forma Statement of Assets & Liabilities reflects total shares outstanding of the combined fund and the amount of shares to be issued to Phoenix Rising Dividends Fund shareholders.

3. Pro Forma Operations

Pro Forma operating expenses are based on actual expenses of Phoenix Rising Dividends Fund and Phoenix Growth & Income Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and administration fees have been calculated for the combined Funds based on the fee schedule in effect for Phoenix Growth & Income Fund at the combined level of average net assets for the period ended August 31, 2007.

4. Portfolio Valuation

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the trustees.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

5. Foreign security country determination

A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

6. Compliance

As of August 31, 2007, all the securities held by the Merging Fund comply with the compliance guidelines, investment restrictions and diversification requirements under the Investment Company Act of 1940, as amended. The Surviving Fund has elected to be taxed as a “regulated investment company” under the requirements of Subchapter M of the Internal Revenue Code (“IRC”). After the acquisition, the Surviving Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the IRC, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

7. Federal Income Tax Information

The Funds have capital loss carryovers, which may be used to offset future capital gains, as follows:

Expiration Date	Acquiring Fund Phoenix Growth & Income Fund	Target fund Phoenix Rising Dividends Fund
2009	$5,932,965	$0
2010	$10,131,047	$4,465,211
2011	$21,439,208	$4,873,757
2012	$2,953,221	$0
Total	$40,456,441	$9,338,968

The Funds may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryover.

PXP 2089/Merger Statement